UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 14, 2022

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As previously disclosed, on November 1, 2021, Rogers Corporation, a Massachusetts corporation (“Rogers” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DuPont de Nemours, Inc.,Delaware corporation (“DuPont” or “Parent”), and Cardinalis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub (the “Merger”). In connection with the Merger Agreement, on December 16, 2021, the Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

Litigation Relating to the Merger

As previously disclosed in the Proxy Statement, as of December 16, 2021, two purported shareholders of the Company filed actions in the United States District Court for the Southern District of New York (the “Preliminary Proxy Complaints”) against the Company and members of the Company’s Board. The Preliminary Proxy Complaints are captioned Shiva Stein v. Rogers Corporation et. al., Case No. 1:21-cv-10325 and Alex Ciccotelli v. Rogers Corporation et. al., Case No. 1:21-cv-10723.

Following the filing of the Proxy Statement and prior to the filing of this Current Report on Form 8-K, six additional complaints have been filed against the Company and members of the Company’s Board in United States District Courts (the “Definitive Proxy Complaints” and, collectively, with the Preliminary Proxy Complaints, the “Complaints”). Two Definitive Proxy Complaints have been filed in the United States District Court for the District of Delaware and are captioned Finger v. Rogers Corporation, et. al., Case No. 21-cv-01798 and Kent v. Rogers Corporation et. al., Case No. 21-cv-01806. One Definitive Proxy Complaint has been filed in the United States District Court for the Eastern District of Pennsylvania and is captioned Hopkins v. Rogers Corporation et. al., Case No. 21-cv-05613. One Definitive Proxy Complaint has been filed in the United States District Court for the Eastern District of New York and is captioned Woods v. Rogers Corporation et. al., Case No. 21-cv-07109. Two Definitive Proxy Complaints have been filed in the United States District Court for the Southern District of New York and are captioned Parshall v. Rogers Corporation et. al., Case No. 21-cv-11095, and Raul v. Rogers Corporation et al., Case No. 22-cv-00368.

In general, the Complaints allege that the defendants violated Sections 14(a) (and Rule 14a-9 promulgated thereunder) and 20(a) of the Exchange Act by, among other things, including allegedly materially misleading or incomplete disclosure with respect to certain financial projections of the Company and certain financial analyses of the Company’s financial advisor in the Proxy Statement or in the preliminary proxy statement filed by the Company on December 1, 2021. One Complaint further alleges that the Company’s preliminary proxy statement allegedly omitted or misrepresented information regarding alleged potential conflicts of interest among certain Company directors and executive officers relating to possible continued employment with, or right to purchase or participate in equity of, the combined company following consummation of the merger. The plaintiffs in the Complaints seek, among other things, injunctive relief, money damages and the costs of the Complaints, including reasonable attorneys’ and experts’ fees.

The Company believes that the claims asserted in the above-described actions are without merit and that no supplemental disclosure is required under applicable law. However, in order to moot the unmeritorious disclosure claims, to avoid the risk of the above-described actions delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. The Company specifically denies all allegations in the above-referenced actions, including allegations that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are not material.

As of the date of this Current Report on Form 8-K, six of the eight plaintiffs have agreed to dismiss the Complaints in light of, among other things, the supplemental disclosures contained herein.

Supplemental Disclosures

The following supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. For clarity, new text within restated paragraphs and tables from the Proxy Statement are highlighted with bold, underlined text and stricken-through text shows text being deleted to a referenced disclosure in the Proxy Statement.

The section of the Proxy Statement entitled “Opinion of Financial Advisor” is amended and supplemented as follows. The second paragraph under the sub-heading “Public Trading Multiples” on page 37 of the Proxy Statement is hereby supplemented by adding the following as the last sentence of such paragraph and the following table below such paragraph:

The below table summarizes the companies, the metrics and the multiples employed in J.P. Morgan’s analysis.

Electronic materials	CY22E FV / EBITDA	CY22E P / E
CMC Materials, Inc.	12.2x	16.7x
Entegris, Inc.	25.1x	36.2x
II-VI, Inc.	11.2x	13.4x
Ingevity Corporation	9.0x	13.0x
Quaker Chemical Corporation	16.6x	28.7x
Wolfspeed, Inc.	NM1	NM1

Electronic components
Advanced Energy Industries, Inc.	12.0x	16.1x
FormFactor, Inc.	15.6x	22.5x
Graco, Inc.	19.9x	28.5x
Helios Technologies, Inc.	15.8x	22.2x
Idex Corporation	21.3x	31.7x
Littlefuse, Inc.	14.3x	22.5x
Nordson Corporation	19.3x	27.9x
Teledyne Technologies Incorporated	19.0x	29.7x

1NM means not meaningful because the applicable multiple is either less than 0.0x or greater than 75.0x.

The table following the first paragraph under the sub-heading “Selected Transaction Analysis” on pages 37 and 38 of the Proxy Statement is hereby supplemented by amending and restating the table on such pages as follows:

Announcement Date	Acquiror	Target	FV / LTM EBITDA
September 2021	Materion Corporation	HCS-Electronic Materials	13.0x
July 2021	MKS Instruments, Inc.	Atotech Limited	19.2x
June 2021	Element Solutions, Inc.	Coventya Holding SAS	14.0x
March 2021	DuPont de Nemours, Inc.	Laird Performance Materials	15.0x
April 2019	Parker Hannifin Corporation	LORD Corporation	16.6x
April 2019	Merck KGaA	Versum Materials, Inc.	14.4x
August 2018	Cabot Microelectronics Corporation	KMG Chemicals, Inc.	13.2x
July 2018	Goldman Sachs Group, Inc.	BOYD Corporation	12.5x
June 2018	Entegris, Inc.	SAES Pure Gas	10.8x
March 2018	Advent International Corp.	Laird PLC.	9.8x
October 2017	BC Partners	CeramTec GmbH	13.3x
April 2017	Quaker Chemical Corporation	Houghton International Inc.	11.8x
April 2017	KMG Chemicals, Inc.	Flowchem LLC	11.5x

The first paragraph under the sub-heading “Selected Transaction Analysis” on page 38 of the Proxy Statement is hereby supplemented by amending and restating such paragraph as follows:

Based on the results of this analysis and other factors J.P. Morgan considered appropriate, J.P. Morgan selected a multiple reference range of 11.0x to 19.5x for LTM FV / EBITDA, and applied this reference range to the LTM EBITDA for the Company as of September 30, 2021, which includes Silicone Engineering, of $236 million as provided by the Company’s management in its management projections. This resulted in an implied equity value range of $139.00 to $245.00 per share (in each case, rounded to the nearest $1.00) for the Company, compared to (i) the DuPont offer price of $277.00 per share, and (ii) the closing price of Company capital stock on October 29, 2021 of $201.12 per share.

The paragraph under the sub-heading “Discounted Cash Flow Analysis” on page 38 of the Proxy Statement is hereby supplemented by amending and restating such paragraph as follows:

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the implied fully diluted equity value per share for the Company’s capital stock. J.P. Morgan calculated the unlevered free cash flows that the Company is expected to generate from Q4 2021 through 2026 based upon financial projections prepared by the management of the Company, which are summarized in the section entitled “The Merger—Financial Projections” beginning on page 40 of this proxy statement. J.P. Morgan also calculated a range of terminal asset values of the Company at the end of the six-year period ending in 2026 by applying a perpetual growth rate ranging from 4.0% to 5.0%, which range J. P. Morgan determined on the basis of its professional judgment and experience, to of the unlevered free cash flow of the Company during the terminal year of the six year period. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 9.0% to 10.5%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company, taking into account macro-economic assumptions, estimates of risk, the Company’s capital structure and other factors that J.P. Morgan deemed appropriate. The present value of the unlevered free cash flows and the range of terminal asset values were then adjusted for the Company’s net cash (taking into account pension liabilities) of $43 million. Based on the results of this analysis, J.P. Morgan arrived at a range of equity values of between $202.00 and $330.00 per share (in each case, rounded to the nearest $1.00) for the Company’s capital stock on a stand-alone basis (i.e., without synergies).

The second paragraph under the sub-heading “Other Information” on page 38 of the Proxy Statement is hereby supplemented by amending and restating such paragraph as follows:

Analyst Price Targets for the Company. For reference only and not as a component of its fairness analyses, J.P. Morgan reviewed certain publicly available equity research analyst share price targets adjusted to present value ~~assuming a cost of equity of 10.5% for Company capital stock~~ using a discount rate of 10.5%, which was chosen by J.P. Morgan based upon an analysis of the cost of equity of the Company, and noted that the range of such price targets, rounded to the nearest $1.00, was $204.00 to $253.00 per share of Company capital stock, in each case, as compared to (i) the DuPont offer price of $277.00 per share, and (ii) the closing price of Company capital stock on October 29, 2021 of $201.12 per share.

The section of the Proxy Statement entitled “Financial Projections” is amended and supplemented as follows:

(US$ in millions)	2021E	2022E	2023E	2024E	2025E	2026E
Total Revenue	$943	$1,105	$1,289	$1,497	$1,695	$1,969
Adjusted Net Income(1)	$129	$166	$201	$243	$289	$357
Adjusted Earnings Per Share(2)	$6.81	$8.62	$10.21	$12.10	$14.13	$17.12
Adjusted EBITDA(3)	$220	$279	$342	$409	$481	$579
Free Cash Flow(4)	$148	$121	$174	$278	$381	$479
1.“Adjusted Net Income”, a non-GAAP financial measure, is defined as net income excluding restructuring,     severance, impairment and other related costs, acquisition and related integration costs, pension settlement charges, asbestos-related charges, environmental accrual adjustments, amortization of acquisition intangible assets, gains or losses on the sale or disposal of property, plant and equipment, UTIS fire charges, and the related income tax effect on these items.

2."Adjusted Earnings Per Share", a non-GAAP financial measure, is defined as Adjusted Net Income per diluted share divided by adjusted weighted average shares outstanding - diluted. The estimated Adjusted Earnings Per Share forecast for the Company for fiscal year 2022 set forth in this table is the same as the estimated earnings per share amount for the Company for fiscal year 2022 referred to in the section entitled "Opinion of Financial Advisor" beginning on page 35 of this proxy statement.

3."Adjusted EBITDA", a non-GAAP financial measure, is defined as net income ~~earnings~~ before interest, provision for income taxes, and depreciated and amortization expense ("EBITDA"), adjusted to exclude stock-based compensation, restructuring, severance, impairment and other related costs, ~~and~~ acquisition and related integration costs, asbestos-related charges, environmental accrual adjustments, gains or losses on the sale or disposal of property, plant and equipment, UTIS fire charges and pension settlement charges. The adjusted EBITDA forecast for the Company for fiscal year 2022 set forth in this table is the same as the estimated EBITDA amount for the Company for fiscal year 2022 referred to in the section entitled "Opinion of Financial Advisor" beginning on page 35 of this proxy statement.

4."Free Cash Flow" is defined as EBITDA less capital expenditures.

The Company approved the following free cash flow projections for use by J.P. Morgan in connection with its financial analysis and opinion, which were calculated as set forth below.

(US$ in Millions	2021E	2022E	2023E	2024E	2025E	2026E
Unlevered Free Cash Flows	$59	$23	$47	$127	$219	$217

Unlevered free cash flow is defined on an annual basis as adjusted earnings before interest and taxes (Adj. EBIT), less taxes, plus depreciation and amortization, less capital expenditures, less stock-based compensation expense (net of tax), and less the increase in net working capital.

The section of the Proxy Statement entitled “Interests of Certain Persons in the Merger” is amended and supplemented by amending and restating the first paragraph in such section as follows:

In considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that the Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally, as more fully described below. The Board was aware of these interests and considered them, among other matters, in reaching the determination that the Merger Agreement and the merger are in the best interests of the Company and its shareholders and in making their recommendations regarding approval of the Merger Agreement as described in the section entitled “The Merger—Reasons for the Merger; Recommendation of the Board of Directors” beginning on page 31. Except as set forth below in this “Interests of Certain Persons in the Merger” section, none of the directors or executive officers of the Company is receiving any other compensation in connection with the Merger. In addition, there were no agreements, arrangements or understandings at any time prior to the execution of the Merger Agreement between any director or executive officer of the Company and Parent regarding employment with Parent following consummation of the Merger.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any proxy, vote or approval. Rogers intends to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a definitive proxy statement in connection with the proposed transaction with DuPont. ROGERS’ SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROGERS AND THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of the proxy statement and other documents filed with the SEC (when they became available) from the SEC’s website at www.sec.gov or by accessing the Rogers’ website at https://rogerscorp.com/investors.

Certain Information Concerning Participants

Rogers and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Rogers’ shareholders with respect to the proposed merger. Information about Rogers’ directors and executive officers is set forth in Rogers’ definitive proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 26, 2021, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and the Current Report on Form 8-K filed with the SEC on December 2, 2021. These documents may be obtained as indicated above. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of Rogers and its respective directors and executive officers in the proposed transaction by reading the definitive proxy statement by reading the definitive proxy statement for the Special Meeting of Shareholders concerning the proposed merger, which was filed with the SEC on December 16, 2021.

Safe Harbor Statement

Statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This report contains forward-looking statements, which concern the planned acquisition of Rogers by DuPont, our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this report and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Rogers’ actual future results may differ materially from Rogers’ current expectations due to the risks and uncertainties inherent in its business and risks relating to the Merger. These risks include, but are not limited to: uncertainties as to the timing and structure of the Merger; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the risk that management’s time and attention is diverted on transaction related issues; the risk that Rogers is unable to retain key personnel; the risk that the business of Rogers may suffer as a result of potential adverse changes to relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability. Other risks and uncertainties that could cause such results to differ include: the duration and impacts of the novel coronavirus global pandemic and efforts to contain its transmission and distribute vaccines, including the effect of these factors on our business, suppliers, customers, end users and economic conditions generally; failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, including trade restrictions on Huawei Technologies Co., Ltd. (Huawei); fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, terrorism or public health crises; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company or the Merger. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: January 14, 2022	By:	/s/ Jay B. Knoll
Jay B. Knoll
Senior Vice President, Corporate Development, General Counsel and Corporate Secretary